November 5, 2014

STRATEGIC FUNDS, INC.

DREYFUS SELECT MANAGERS SMALL CAP VALUE FUND

Supplement to Summary Prospectus dated April 1, 2014
and Statutory Prospectus dated April 1, 2014

The following supersedes and replaces the information contained in the Fund’s summary prospectus under the section entitled "Portfolio Management – Subadvisers and Primary Portfolio Managers" and information in the Fund's statutory prospectus under the section entitled "Fund Summary – Portfolio Management – Subadvisers and Primary Portfolio Managers":

Thompson, Siegel and Walmsley, LLC (TS&W). Frank H. Reichel, III, Chief Investment Officer of TS&W, and Roger Porter, research analyst at TS&W, have been responsible for the day-to-day management of the portion of the fund's portfolio managed by TS&W since December 2008 and November 2014, respectively.

The following supersedes and replaces the information contained in the Fund's statutory prospectus under the section entitled "Fund Details – Management – Subadvisers":

Thompson, Siegel and Walmsley, LLC, 6806 Paragon Place, Suite 300, Richmond, Virginia 23230, is a Delaware limited liability company founded in 1969. TS&W is a majority-owned subsidiary of Old Mutual (US) Holdings Inc. TS&W serves institutional investors, middle market investors, and individuals in managing equity, fixed income, and international investments. Frank H. Reichel, III, CFA, and Roger Porter have been jointly responsible for the day-to-day management of the portion of the fund's portfolio that is managed by TS&W since December 2008 and November 2014. respectively. Mr. Reichel has worked as a portfolio manager for TS&W since August 2000 and was named Chief Investment Officer in January 2007. Mr. Porter has worked as a research analyst at TS&W since 2008. As of February 28, 2014, TS&W had approximately $7.5 billion in assets under management.